UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT (DATE OF EARLIEST
                          EVENT REPORTED) JUNE 5, 2008

                                  MODAVOX, INC.
             (Exact Name of Registrant as Specified in its Charter)

       STATE OF DELAWARE                 333-57818               20-0122076
--------------------------------   ------------------------   ------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

 4636 EAST UNIVERSITY DRIVE, SUITE 275
           PHOENIX, AZ 85034                               85034-7417
-----------------------------------------          -----------------------

(Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (602) 648 6080
                                                           ---------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

                                TABLE OF CONTENTS

8.01   OTHER EVENTS

       SIGNATURES

       EXHIBIT INDEX

       EXHIBIT 99.1 MODAVOX EXECUTIVE PRESENTATION

================================================================================

ITEM 8.01 OTHER EVENTS

Modavox, Inc. (OTCBB:MDVX), Internet broadcasting pioneer and holder of several patented technologies, today announced that the Company will be presenting at the Second Annual Premier Media Investment Conference being held September 17-19, 2008 at the Radisson Fort McDowell Resort and Casino in
Scottsdale/Fountain Hill, Arizona.

The Company will be giving its presentation to a highly select group of investment professionals where it will discuss the current state of the company's operations.

Modavox, Inc. (www.modavox.com), a pioneer in internet broadcasting, producing and syndicating online audio and video, offers innovative, effective and comprehensive online tools for reaching targeted niche communities worldwide. Through patented Modavox technology, Modavox delivers content straight to desktops and internet-enabled devices. Modavox provides managed access for live and on-demand Internet Radio Broadcasting, E-learning and Rich Media Advertising.

Forward-Looking Statements This release contains "forward-looking statements" for purposes of the Securities and Exchange Commission's "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995 and Rule 3b-6 under the Securities Exchange Act of 1934. These forward-looking statements are subject to various risks and uncertainties that could cause Modavox's actual results to differ materially from those currently anticipated, including the risk factors identified in Modavox's filings with the Securities and Exchange Commission.
                                      # # #

                                   * * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MODAVOX, INC.
                                            (Registrant)
Date: September 17, 2008                By: /s/ DAVID J. IDE
                                            ------------------------------------
                                            (David J. Ide,
                                             Chief Executive Officer)


================================================================================

                                  EXHIBIT INDEX

Exhibits          Description                           Method of Filing
-------------     -----------------                     -------------------
Exhibit 99.1      Presentation to Premier               Attached as Exhibit
                  Media Investment Conference

================================================================================